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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported) :
                              November 21, 2000
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                          Lucent Technologies Inc.
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           (Exact name of registrant as specified in its charter)

                                  Delaware
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               (State or other jurisdiction of incorporation)

              1-11639                                    22-3408857
    --------------------------------          ---------------------------------
       (Commission File Number)               (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey               07974
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(Address of principal executive offices)                 (Zip Code)

                               (908) 582-8500
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                       (Registrant's Telephone Number)


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Item 5.  Other Events.

         On November 21, 2000, the registrant issued the press release attached hereto as Exhibit 99 announcing the identification of a revenue issue from the fourth fiscal quarter 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following Exhibit is filed with this report:

                  99           Press release dated November 21, 2000.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LUCENT TECHNOLOGIES INC.



Date:  November 21, 2000                    By: /s/ James S. Lusk
                                            Name:   James S. Lusk
                                            Title:  Senior Vice President